UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 10, 2017

KITE REALTY GROUP TRUST
(Exact name of registrant as specified in its charter)

Maryland	1-32268	11-3715772
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

30 S. Meridian Street
Suite 1100
Indianapolis, IN 46204
(Address of principal executive offices) (Zip Code)

(317) 577-5600
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

The 2017 annual meeting of shareholders of Kite Realty Group Trust (“Kite Realty” or the “Company”) took place on May 10, 2017. At the meeting, shareholders elected nine trustees to serve one-year terms expiring at the 2018 annual meeting of shareholders. Each of the nominees as listed in the Company’s proxy statement was elected. The shares voted for, against, and abstaining as to each nominee were as follows:

Nominee	For	Against	Abstain
John A. Kite	69,731,405	1,693,126	27,335
William E. Bindley	55,061,823	16,364,250	25,793
Victor J. Coleman	55,089,043	16,336,052	26,771
Lee A. Daniels	55,090,288	16,334,539	27,039
Gerald W. Grupe	70,833,962	587,667	30,237
Christie B. Kelly	70,849,792	576,240	25,834
David R. O'Reilly	70,844,958	576,906	30,002
Barton R. Peterson	54,894,267	16,530,702	26,897
Charles H. Wurtzebach	70,799,484	624,245	28,137

____________________
*	There were a total of 5,837,952 Broker Non-Votes for each trustee nominee.

At the annual meeting, the shareholders voted on a non-binding resolution to approve the compensation of the Company's executive officers. The shares voted for, against, and abstaining on this proposal were as follows:

	For	Against	Abstain
Advisory vote on executive compensation	69,047,615	2,251,438	152,813

____________________
*	There were a total of 5,837,952 Broker Non-Votes related to the advisory vote on executive compensation.

At the annual meeting, the shareholders voted on a non-binding resolution regarding the frequency with which the shareholder advisory vote on executive compensation should be held. The shares voted for “1 Year,” “2 Years,” “3 Years,” and abstaining on this proposal were as follows:

	1 Year	2 Years	3 Years	Abstain
Advisory vote on the frequency of the advisory vote on executive compensation	57,968,963	93,254	13,253,959	135,690

____________________
*	There were a total of 5,837,952 Broker Non-Votes related to the advisory vote on the frequency of the advisory vote on executive compensation.

In light of the results of the advisory vote on the frequency of the advisory vote on executive compensation, the Board of Trustees (the “Board”) of the Company determined that the Company will continue to hold an advisory vote on executive compensation every year. This determination will be reevaluated after the next shareholder advisory vote on the frequency of the advisory vote on executive compensation.

At the annual meeting, the shareholders voted to ratify the appointment of Ernst & Young, LLP to serve as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2017. The shares voted for, against, and abstaining on this proposal were as follows:

	For	Against	Abstain
Ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Company for the fiscal year ending December 31, 2017	76,883,587	335,640	70,591

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KITE REALTY GROUP TRUST

Date: May 12, 2017	By:	/s/ Daniel R. Sink
Daniel R. Sink
Executive Vice President and
Chief Financial Officer